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Marketing How To's

Are You Sure Your Clients Understand
They're in it for The Long Haul?
The Value Of Patience

Those of us who have placed our faith in value in recent times are surely being tested. The courage of our convictions has frequently been in question as growth dominated in recent years. The news media have regularly trumpeted the decline of value. As their value investments have suffered by comparison, clients have clamored for better performance - and frequently threaten to cash out of their value investments. This has been affecting value investments as a whole.

The malaise of the uncommitted investor often can come back to haunt the financial advisor. This can be the result of ground rules not being established at the beginning of a relationship. Patience may be a virtue of the human condition, but it's not necessarily a prerequisite among individual investors. The impatient investor can wreck the best of the financial plans you set forth.

So, in beginning relationships with clients, there can be no more important question you can ask them to help you manage their expectations than: Can you tolerate short term volatility? Not just value investors, but all clients need to be asked that key question.

These days, patience in value is being tested, but when the pendulum swings again, back toward value, others sectors will be under fire. You as a professional know that and have experienced the swings. Your experience is valuable to the client. You also know that historically, value companies have outperformed growth companies over the long term. Indeed, at this time, value appears to be reemerging. Value is coming back in fashion.

In the three months ended June 30, 1999, small-cap value funds had gained 17.6% compared to 14.6% for small-cap growth funds. Large-cap value funds rose 8.6% vs. 4.1% for large- cap growth funds. Will the trend continue in 1999? One sign that seems to indicate that is the second quarter upward trend of cyclical stocks, especially those of major industrial companies in key industries - autos, aluminum, chemicals and stainless steel manufacturers. These cyclicals are seen as leading indicators for value, and particularly for those funds holding major industrial companies in their portfolios.

This does not mean that you should recommend that your clients shift assets out of growth and into value. Conventional wisdom still favors keeping both value and growth in your clients' portfolios, because over the long term, experience has shown that the pendulum will swing again - and again.

Clients really do need to understand the cyclical nature of their investments to be prepared for the long-term. And, to maintain the courage of their earlier investment convictions.

We will have more to say on these subjects in future publications. We are eager to hear from you. Please e-mail me at: (link)mfinn@lindnerfunds.com.

First published in Lindner (link)Advisor Guide
Second Quarter 1999.
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